Exhibit 99.2

ALLFAST FASTENING SYSTEMS, INC.
AND SUBSIDIARY

INTERIM CONSOLIDATED FINANCIAL REPORT

For the six months ended June 30, 2014 and June 30, 2013

ALLFAST FASTENING SYSTEMS, INC. AND SUBSIDIARY
INTERIM FINANCIAL REPORT
For the six months ended June 30, 2014 and June 30 2013

TABLE OF CONTENTS

PAGE
Consolidated financial statements:

Balance sheets	1
Statements of income and retained earnings	2
Statements of cash flows	3
Notes to financial statements	4-7

ALLFAST FASTENING SYSTEMS, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	June 30,	December 31,
	2014	2013
ASSETS

CURRENT ASSETS
Cash	$4,920,235	$9,080,761
Accounts receivable, net of allowance for doubtful accounts of $170,000 and $164,000 as of June 30, 2014 and December 31, 2013, respectively	9,444,761	3,619,120
Inventories	15,515,920	15,741,409
Prepayments and other current assets	141,090	393,357

TOTAL CURRENT ASSETS	30,022,006	28,834,647

PROPERTY AND EQUIPMENT, at cost, net of accumulated depreciation	8,541,383	9,350,345

OTHER ASSETS
Goodwill	421,796	421,796
Other	606,320	623,470

TOTAL OTHER ASSETS	1,028,116	1,045,266

TOTAL ASSETS	$39,591,505	$39,230,258

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$4,815,264	$3,889,578

COMMITMENTS

STOCKHOLDER'S EQUITY
Common stock, $1 par value: Authorized, 1,000 shares; Outstanding, 1,000 shares at June 30, 2014 and December 31, 2013, respectively	1,000	1,000
Additional paid-in capital	262,151	262,151
Retained Earnings	35,267,164	35,831,603
	35,530,315	36,094,754

Less: Receivable from stockholder	(754,074)	(754,074)

TOTAL STOCKHOLDER'S EQUITY	34,776,241	35,340,680

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$39,591,505	$39,230,258

The accompanying notes are an integral part of these consolidated financial statement.

ALLFAST FASTENING SYSTEMS, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS
(Unaudited)

	Six months ended
	June 30,	June 30,
	2014	2013
SALES	$30,409,007	$30,115,984

COST OF SALES	15,715,125	15,160,488

GROSS PROFIT	14,693,882	14,955,496

OPERATING EXPENSES
Selling, general and administrative expenses	5,298,854	5,085,299
Research and development	494,586	515,319

TOTAL OPERATING EXPENSES	5,793,440	5,600,618

OTHER INCOME, NET	491,370	—

INCOME FROM OPERATIONS	9,391,812	9,354,878

INCOME TAXES	10,713	14,692

NET INCOME	9,381,099	9,340,186

RETAINED EARNINGS - BEGINNING OF PERIOD	35,831,603	32,897,172

DIVIDENDS	(9,945,538)	(9,047,870)

RETAINED EARNINGS - END OF PERIOD	$35,267,164	$33,189,488

The accompanying notes are an integral part of these consolidated financial statement.

ALLFAST FASTENING SYSTEMS, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six months ended
	June 30,	June 30,
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$9,381,099	$9,340,186
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	1,033,952	949,322
Gain on sale of property and equipment	(52,000)	(39,732)
Changes in assets and liabilities:
Accounts receivable	(5,825,641)	(2,019,991)
Inventories	225,489	(525,471)
Prepayments and other assets	269,417	41,688
Accounts payable and accrued expenses	925,686	2,322,270

Net cash provided by operating activities	5,958,002	10,068,272

CASH FLOWS FROM INVESTING ACTIVITIES:
Property and equipment purchased	(224,990)	(115,867)
Proceeds from sale of property and equipment	52,000	41,423

Net cash used for investing activities	(172,990)	(74,444)

CASH FLOWS FROM FINANCING ACTIVITIES:
Dividends paid	(9,945,538)	(9,047,870)

NET CHANGE IN CASH	(4,160,526)	945,958

CASH-BEGINNING OF PERIOD	9,080,761	5,468,502

CASH-END OF PERIOD	$4,920,235	$6,414,460

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid for income taxes for the periods June 30, 2014 and 2013 amounted to $9,913 and $13,892, respectively.

The accompanying notes are an integral part of these consolidated financial statement.

ALLFAST FASTENING SYSTEMS, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Allfast Fastening Systems, Inc. (the "Company") is a manufacturer of solid and blind rivets, blind bolts and installation tooling for the aerospace industry. Allfast International Sales Corp. ("AISC") is a wholly-owned subsidiary of the Company. AISC acts as a foreign sales agent for the Company and charges the Company a commission on the Company's foreign sales.
NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Principles of consolidation:
The consolidated financial statements include the accounts of the Company and AISC. All significant intercompany accounts, transactions and profits have been eliminated upon consolidation.
Use of estimates:
To conform with generally accepted accounting principles, management makes estimates and assumptions that affect the amounts reported in the financial statements and notes. Actual results could differ from those estimates.
Accounts receivable:
Accounts receivable are reported at the customers' outstanding balances less any allowance for doubtful accounts. Interest is not accrued on overdue accounts receivable.
Advertising costs:
Advertising costs are expensed in the period during which the costs are incurred. For the six months ended June 30, 2014 and June 30, 2013, advertising expense amounted to $35,390 and $12,170 respectively.
Allowance for doubtful accounts:
The allowance for doubtful accounts on accounts receivable is charged to income in amounts sufficient to maintain the allowance for uncollectible accounts at a level management believes is adequate to cover any probable losses.
Inventories:
Inventories are stated at the lower of cost (standard cost method) or market.
Goodwill:
Goodwill is not amortized, but instead tested for any impairment annually.
Depreciation:
Depreciation is computed principally on the straight-line method based on the estimated useful lives of assets, generally as follows:

Machinery and equipment	8 years
Office furniture and equipment	3-5 years
Transportation equipment	5 years
Leasehold improvements are amortized over the shorter of the life of the applicable lease or the life of the asset.
Long-lived assets:
The Company reviews for the impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of any asset may not be recoverable.

ALLFAST FASTENING SYSTEMS, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
S corporation election:
The Company and its stockholder have elected to treat corporate taxable income as income to its stockholder. Accordingly, federal and state income taxes are liabilities of the stockholder and not of the Company, except that California levies a 1.5% corporate tax on electing corporations. The Company utilizes research and development tax credits to reduce its tax liability to California. The Company is also subject to taxes imposed by the state of Washington.
Research and development costs:
Research and development costs are charged to operations when incurred.
NOTE 2: INVENTORIES
Inventories consist of the following components:

	June 30, 2014	December 31, 2013
Raw materials	$3,529,610	$3,674,057
Work-in-process	5,488,243	4,591,176
Finished goods	6,498,067	7,476,176

	$15,515,920	$15,741,409
NOTE 3: PROPERTY AND EQUIPMENT
Property and equipment consist of the following:

	June 30, 2014	December 31, 2013
Machinery and equipment	$21,175,868	$21,132,667
Office furniture and equipment	872,158	872,158
Transportation equipment	337,903	190,100
Leasehold improvements	2,353,444	2,353,167
	24,739,373	24,548,092
Less: accumulated depreciation	16,197,990	15,197,747
	$8,541,383	$9,350,345
NOTE 4: NOTE PAYABLE, BANK
As of June 30, 2014, the Company has a $30,000,000 revolving credit agreement with a bank through July 31, 2015. Interest is payable monthly at various adjustable interest rates. Borrowings under the agreement are guaranteed by the Company's stockholder. As of June 30, 2014 and December 31, 2013, there were no amounts outstanding under this agreement.
NOTE 5: EMPLOYEE BENEFIT PLAN
Under a defined contribution retirement plan (the "Plan"), the Company contributes a discretionary amount. The Company recognized approximately $100,000 of expense related to the Plan for each of the six months ended June 30, 2014 and 2013.

ALLFAST FASTENING SYSTEMS, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE 6: COMMITMENTS AND RELATED PARTY TRANSACTIONS
Related Party Transactions:
As of June 30, 2014, the Company leases its facilities in the City of Industry, California, from the Company's stockholder under triple-net agreements expiring through December 31, 2017. The Company had subleased a portion of its facilities to an unrelated party through June 2013.
Total rent expense, which was all paid to the Company stockholder, for the six months ended June 30, 2014 and 2013 amounted to approximately $1,124,600 and $1,188,542, respectively.
Raw material purchase commitment:
The Company is committed to purchase aluminum wire in the amount of approximately $1,500,000 through December 2015.
Loan receivable:
As of June 30, 2014, the Company has loaned its stockholder $754,074 under an unsecured loan which bears interest at 1% per annum. The principal and accrued interest will be repaid in five annual installments, from December 31, 2010 through December 31, 2014. This amount is presented in the equity section of the balance sheet. The stockholder was charged $3,770 and $7,540, respectively of interest on this loan for the six months ended June 30, 2014 and 2013. These amounts are included in the accompanying consolidated statement of income and retained earnings.
NOTE 7: CONCENTRATIONS

Customers:

As of June 30, 2014, there were three customers that accounted for approximately 53% of the Company’s receivables. As of December 31, 2013, there were four customers that accounted for approximately 79% of the Company’s receivables. For the six months ended June 30, 2014, there were four customers accounting for approximately 61% of the Company’s sales. For the six months ended June 30, 2013, there were five customers accounting for approximately 74% of the Company’s sales.

Cash:

The Company maintains cash balances at a bank where amounts on deposit may exceed $250,000 throughout the year. Accounts at this institution are insured by the Federal Deposit Insurance Corporation up to $250,000.

NOTE 8: LIFE INSURANCE PROCEEDS
During the six months ended June 30, 2014, the Company received a net life insurance payout of $491,370 upon the death of a retired employee and recorded it as other income.
NOTE 9: INCOME TAX
The Company's accounting for income taxes requires the recognition of the impact of a tax position in the financial statements only if that position is more likely than not of being sustained on a tax return upon examination by the relevant taxing authority, based on the technical merits of the position. At June 30, 2014, the Company has no unrecognized tax benefits.
The Company recognizes interest and penalties related to income tax matters in interest expense and operating expenses, respectively. As of June 30, 2014, the Company has no accrued interest and penalties related to uncertain tax positions.
The Company files income tax returns in the U.S. federal and California and Washington state jurisdictions. The Company is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years before 2009.

ALLFAST FASTENING SYSTEMS, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE 10: SUBSEQUENT EVENTS
On October 17, 2014, the Company’s sole stockholder sold his shares of common stock to TriMas Corporation ("TriMas"), a manufacturer of engineered and applied products, for approximately $357,000,000.
In connection with this sale, the Company's facilities were also acquired by TriMas and the lease agreements were canceled. In addition, the line of credit agreement was canceled and the loan receivable from stockholder was charged to dividends.
The Company has evaluated subsequent events through December 22, 2014, the date which the financial statements were available to be issued.  There were no other subsequent events noted that require adjustment to or disclosure in these financial statements.